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                                                                   EXHIBIT 10.13

                               FORD MOTOR COMPANY

                                 Orlando Region

                        FORD SALES AND SERVICE AGREEMENT

AGREEMENT made as of the 13th day of June, 2000, by and between AF Motors L.L.C. Limited Liability Company, a Delaware corporation doing business as Deland Ford and with a principal place of business at 2655 N. Volusia Avenue, Orange City, Volusia, Florida 32763 (hereafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called the "Company").

                                    PREAMBLE

The purpose of this agreement is to (i) establish the Dealer as an authorized dealer in COMPANY PRODUCTS including VEHICLES (as herein defined), (ii) set forth the respective responsibilities of the Company in producing and selling those products to the Dealer and of the Dealer in reselling and providing service for them and (iii) recognize the interdependence of both parties in achieving their mutual objectives of satisfactory sales, service and profits by continuing to develop and retain a broad base of satisfied owners of COMPANY PRODUCTS.

         In entering into this agreement, the Company and the Dealer recognize that the success of the Company and of each of its authorized dealers depends largely on the reputation and competitiveness of COMPANY PRODUCTS and dealers' services, and on how well each fulfills its responsibilities under this agreement.

         It is the opinion of the Company that sales and service of COMPANY PRODUCTS usually can best be provided to the public through a system of independent franchised dealers, with each dealer fulfilling its responsibilities in a given locality from properly located, adequate, well-equipped and attractive dealerships, which are staffed by competent personnel and provided with the necessary working capital. The Dealer recognizes that, in such a franchise system, the Company must plan for the establishment and maintenance of the numbers, locations and sizes of dealers necessary for satisfactory and proper sales and service representation in each market area as it exists and as it develops and changes. At the same time, the Company endeavors to provide each of its dealers with a reasonable profit opportunity based on the potential for sales and service of COMPANY PRODUCTS within its locality.

         The Company endeavors to make available to its dealers a variety of quality products, responsive to broad wants and needs of the buying public, which are attractively styled, of sound engineering design and produced on a timely basis at competitive prices. The development, production and sale of such products require that the Company and its manufacturing sources make large continuing investments in plants, equipment, tools and other facilities, engineering and styling research and development, quality control procedures, trained personnel and marketing programs. Heavy commitments must also be made in advance for raw materials and finished parts. For purposes of making these investments and commitments, planning production and estimating costs for setting prices, the Company assumes in advance an estimated volume of sales for each of its products. Within each year, it develops production schedules from orders submitted by its franchised dealers and its and their best estimates of the market demand for COMPANY PRODUCTS.
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         In turn, each of the Company's franchised dealers makes important investments or commitments in retail sales and service facilities and equipment, in working capital, in inventories of vehicles, parts and accessories, and trained sales and service personnel based on annual planning volumes for their markets.

         If satisfactory volumes for either the Company or a dealer are not realized, each may suffer because of commitments already made and the cost of manufacturing and of selling each product may be increased. Each dealer must give the Company orders for the products needed to serve its market. The Company seeks to adjust production schedules, to the extent feasible, to fill dealer orders, and to allocate fairly any product in short supply, but inevitably both the Company and its dealers suffer loss of profits to the extent they cannot meet market demands. Thus, the automotive business is a high risk business in which the Company, its manufacturing sources and its dealers can succeed only through cooperative and competitive effort in their respective areas of manufacturing, sales, service and customer satisfaction.

         Because it is the dealer who deals directly with, and develops the sale of COMPANY PRODUCTS to the consuming public, the Company substantially relies on its dealers to provide successful sales and merchandising programs, competent service operations and effective owner relations programs. To do this, dealers must carry out their responsibilities of establishing and maintaining adequate wholesale and retail finance plans, new and used vehicle sales programs, parts and service sales programs, personnel training and supportive capitalization and working capital. To assist its dealers in these responsibilities, the Company establishes and periodically updates standards of operation and planning guides based on its experience and current conditions. It also offers sales and service training courses, advice as to facilities, counseling in the various phases of new and used vehicle merchandising, parts and service merchandising, leasing, daily rentals and facilities development. It also conducts national advertising, promo-tional and other marketing programs and assists dealers in developing complementary group and individual programs.

         To enable the Company to provide such assistance, it requires dealers to submit uniform and accurate sales, operating and financial reports from which it can derive and disseminate analytical and comparative operating data and advice to dealers. The Company also solicits dealers to bring to its attention through their National Dealer Council organization any mutual dealer problems or complaints as they arise.

         Because the Company relies heavily on its dealers for success, it reserves the right to cease doing business with any dealer who is not contributing sufficiently to such success. Similarly, the Company recognizes that its dealers look to it to provide competitive products and programs and that, if it does not do so, any dealer may elect to cease doing business with the Company.

         The Company has elected to enter into this agreement with the Dealer with confidence in the Dealer's integrity and ability, its intention to carry out its responsibilities set forth in this agreement, and its desire to provide courteous, competent and satisfying sales and service representation to consumers for COMPANY PRODUCTS, and in reliance upon its representations as to the persons who will participate in the ownership and management of the dealership.
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         The dealer has elected to enter into this agreement with the Company with confidence in its integrity and ability, its intention to provide competitive products and assist the Dealer to market them successfully, and its desire to maintain high quality dealers.

         Both parties recognize the rights of the Dealer and the Company under this agreement are defined and limited by the terms of this agreement and applicable law. The Company and the Dealer further acknowledge that their methods of operation and business practices have an important effect on the reputation of the Dealer, the Company, COMPANY PRODUCTS and other franchised dealers of the Company. The Company and the Dealer also acknowledge that certain practices are detrimental to their interests, such as deceptive, misleading or confusing advertising, pricing, merchandising or business practices, or misrepresenting the characteristics, quality, condition or origin of any item of sale.

         It is the expectation of each of the parties that by entering into this agreement, and by the full and faithful observance and performance of its duties, a mutually satisfactory relationship will be established and maintained.

                             TERMS OF THE AGREEMENT

         IN CONSIDERATION of the mutual agreements and acknowledgements hereinafter made, the parties hereto agree as follows:

         A. The Company hereby appoints the Dealer as an authorized dealer at retail in VEHICLES and at retail and wholesale in other COMPANY PRODUCTS and grants the Dealer the privilege of buying COMPANY PRODUCTS from the Company for sale in its DEALERSHIP OPERATIONS (as herein defined). The Company also grants to the Dealer the privilege of displaying, at approved location(s), the Company's trademarks and trade names applicable to COMPANY PRODUCTS. The Dealer hereby accepts such appointment.

         B. Subject to and in accordance with the terms and conditions of this agreement, the Company shall sell COMPANY PRODUCTS to the Dealer and the Dealer shall purchase COMPANY PRODUCTS from the Company.

         C. The Ford Motor Company Ford Sales and Service Agreement Standard Provisions (Form "FD925-A"), a duplicate original of which is attached to the Dealer's duplicate original of this agreement, have been read and agreed to by the Company and by the Dealer, and such Standard Provisions and any duly executed and delivered supplement or amendment thereto, are hereby made a part of this agreement with the same force and effect as if set forth herein in full.

         D. This agreement shall bind the Company when it bears the facsimile signature of the President, and the manual countersignature of the General Sales Manager, Market Representation Manager, or a Regional Sales Manager, of the Ford Division of the Company and a duplicate original thereof is delivered personally or by mail to the Dealer or the Dealer's principal place of business.

         E. The Dealer acknowledges that (i) this agreement may be executed only in the manner provided in paragraph D hereof, (ii) no one except the President, the General Sales Manager, or Market Representation Manager of the Ford Division of the Company, or the Secretary or an Assistant Secretary of the Company, is authorized to make or execute any other agreement relating to the subject matter hereof on behalf of the Company, or in any manner to enlarge, vary or modify the terms of this agreement, and then only by an instrument in writing, and (iii) no one

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except the President of the Ford Division of the Company, or the Secretary or an
Assistant Secretary of the Company, is authorized to terminate this agreement on behalf of the Company, and then only by an instrument in writing.

         F. In view of the personal nature of this agreement and its objectives and purposes, the Company expressly reserves to itself the right to execute a Ford Sales and Service Agreement with individuals or other entities specifically selected and approved by the Company. Accordingly, this agreement and the rights and privileges conferred on the Dealer hereunder are not transferable, assignable or salable by the Dealer and no property right or interest, direct or indirect, is sold, conveyed or transferred to the Dealer under this agreement. This Agreement has been entered into by the Company with the Dealer in reliance
(i) upon the representation and agreement that the following person(s), and only the following person(s), shall be the principal owners of the Dealer.


                                                           HOME                          PERCENTAGE
                   NAME                                  ADDRESS                        OF INTEREST
Asbury Automotive Deland L.L.C.     4306 Pablo Oaks Court, Jacksonville, FL 32224          100.00
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


(ii) upon the representation and agreement that the following person(s), and only the following person(s) shall have full managerial authority for the operating management of the Dealer in the performance of this agreement:


                                                  HOME
                   NAME                         ADDRESS                             TITLE
Edward T. Lacey            2327 Southern Pines Place, Deland, FL 32724        President/Director
---------------------------------------------------------------------------------------------------
Paula Tabor                425 Black Ironwood Dr., Deland, FL 32725         Vice President/Director
---------------------------------------------------------------------------------------------------
Thomas Gibson              810 Mt. Moro Rd., Villanova, PA 19085                   Director
---------------------------------------------------------------------------------------------------
Charlie Tomm               426 Inland Way, Atlantic Beach, FL 32233         Vice President/Director
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Luther Coggin              c/o 4306 Pablo Oaks Ct., Jacksonville, FL 32224   Chairman/Director
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

and (iii) upon representation and agreement that the following person(s), and only the following person(s), shall be the remaining owners of the Dealer:


                   NAME                         HOME ADDRESS            PERCENTAGE OF INTEREST

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

The Dealer shall give the Company prior notice of any proposed change in the said ownership or managerial authority, and immediate notice of the death or incapacity of any such person. No such change or notice, and no assignment of this agreement or of any right or interest herein, shall be effective against the Company unless and until embodied in an appropriate amendment to or assignment of this agreement, as the case may be, duly executed and delivered by the Company and by the Dealer. The Company shall not unreasonably withhold its consent to any such change.
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         G. (Strike out either subparagraph (1) or (2) whichever is not applicable.)

         (1) This agreement shall continue in force and effect from the date of its execution until terminated by either party under the provisions of paragraph 17 hereof.

         H. Both the Company and the Dealer assume and agree to carry out and perform their respective responsibilities under this agreement.

The parties hereto have duly executed this agreement in duplicate as of the day and year first above written.

FORD MOTOR COMPANY                            Deland Ford
                                              ----------------------------------
/s/ J.S. O'Connor                             (Dealer's Trade Name)
-----------------------------
President, Ford Division                      By /s/ Edward T. Lacey
                                                --------------------------------
Countersigned by                              (Title) PRESIDENT
                                                      --------------------------
/s/ JAB
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                               Ford Motor Company

                                 Orlando Region

                                   Addendum to

FORD SALES AND SERVICE AGREEMENT                       Dated             6/13/00


by and between A.F. Motors L.L.C., a Limited Liability Company in the State of Delaware doing business as Deland Ford (the "Dealer") and Ford Motor Company, a Delaware corporation (the "Company").

THE PARTIES AGREE that the following addendum to Paragraph (F) containing clause
(i)(a) is annexed and made part of the Agreements:

upon the representation and agreement that the following person(s) and/or entity(ies), and only the following person(s) and/or entity(ies), shall have ownership interests in the principal owner(s) referred to in clause (i) of this Paragraph F:


   NAME OF PRINCIPAL OWNER(S) WHICH ARE         NAME AND ADDRESS OF PERSON(S) OR ENTITY(IES)
  PARTNERSHIPS OR CORPORATIONS (STATE OF         HAVING OWNERSHIP INTEREST(S) IN PRINCIPAL           PERCENTAGE OF
              INCORPORATION)                     OWNER(S) (INDICATE STOCKHOLDER OR PARTNER)       OWNERSHIP INTEREST
-------------------------------------------    -----------------------------------------------    --------------------
AF Motors L.L.C.                               Asbury Automotive Deland, L.L.C.                          100%
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                                               4306 Pablo Oaks Ct.; Jacksonville, FL 32224
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CONTINUED--SEE OTHER SIDE FOR DETAILS
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

The provisions of this paragraph F requiring notice to and consent by the Company to any changes in ownership shall apply to any change in the person(s) or entity(ies) having an ownership interest in the principal owner(s) set forth in this clause F(i)(a).

IN WITNESS WHEREOF, the Company and the Dealer have duly executed this addendum in duplicate as of the 13th day of June, 2000.

FORD MOTOR COMPANY

                                      Deland Ford
                                      ------------------------------------------
                                          (Dealer's Trade Name)

/s/                                   By /s/ Edward T. Lacey
-----------------------------         ------------------------------------------
  Assistant Secretary                             President

/s/
-----------------------------